                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED JUNE 12, 2006
                       TO PROSPECTUSES DATED MAY 1, 2006

This supplement describes a change to the Purchase Payment Credits applicable to Vintage XC/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our") on or after June 12, 2006. This supplement provides information in addition to the prospectuses dated May 1, 2006 for the contracts. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

1.  HIGHLIGHTS

Replace the second paragraph under "HIGHLIGHTS" with the following:

"For contracts issued on or after June 12, 2006, we will add a Purchase Payment Credit to your account value with respect to your initial purchase payment and any subsequent purchase payment received by us prior to the contract anniversary at which you have reached your 81st birthday (if joint owners are named, the age of the oldest owner will apply, and if a non-natural person owns the contract, then the annuitant's age will apply). The amount of the Purchase Payment Credit is 4% (an additional 1% credit is added if your total purchase payments equal $1 million or more). (For contracts issued before June 12, 2006, the amount of the Purchase Payment Credit is 6% and there is no additional 1% credit added if your total purchase payments equal $1 million or more.) The expenses for a contract with a Purchase Payment Credit may be higher than expenses for a contract without a credit. The amount of the Purchase Payment Credit may be more than offset by the fees and charges associated with the credit. A portion of certain charges (the mortality and expense charge and the withdrawal charge) assessed under the contract are used to fund the credit."

2.  PURCHASE

Replace the second paragraph under "Purchase Payment Credit" with the following:

"For contracts issued on or after June 12, 2006, the Purchase Payment Credit is an amount equal to 4% of the purchase payment. For contracts with purchase payments of $1,000,000 or more, the amount of the credit increases to 5%. The additional 1% credit will not be applied retroactively (which means that the additional 1% credit will only be applied to the payment that brings your total purchase payments to the $1 million level and all subsequent payments). (For contracts issued before June 12, 2006, the amount of the Purchase Payment Credit is 6% and there is no additional 1% credit added if your total purchase payments equal $1 million or more.)"

Replace the Example under "Accumulation Units" with the following:

"EXAMPLE:

   On Monday we receive an additional purchase payment of $5,000 from you before 4:00 p.m. Eastern Time. We add an additional $200 to your contract as a Purchase Payment Credit. You have told us you want this to go to the Lord Abbett Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Growth and Income Portfolio is $12.50. We then divide $5,200 by $12.50 and credit your contract on Monday night with 416 accumulation units for the Lord Abbett Growth and Income Portfolio."

                                                                    SUPP-VINPPC

3.  OTHER INFORMATION

Replace the second and third sentences under "Compensation Paid to Selling Firms" with the following:

"The maximum commission payable for contract sales and additional purchase payments by selling firms is 6.00% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 0.50% of account value (less purchase payments received within the previous 12 months) for so long as the contract remains in effect or as agreed in the selling agreement."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             5 Park Plaza, Suite 1900   Telephone: (800) 842-9325
             Irvine, CA 92614

VINTAGE XC is a service mark of Citigroup Inc. or its Affiliates and is used by MetLife, Inc. and its Affiliates under license.

                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED JUNE 12, 2006
                       TO PROSPECTUSES DATED MAY 1, 2006

This supplement describes a change to the prospectuses dated May 1, 2006 for Vintage L/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy.

OTHER INFORMATION

Replace the second sentence under "Other Information - Compensation Paid to Selling Firms" with the following:

"The maximum commission payable for contract sales and additional purchase payments by selling firms is 5.75% of purchase payments."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

               5 Park Plaza, Suite 1900 Telephone: (800) 842-9325
               Irvine, CA 92614

VINTAGE L is a service mark of Citigroup Inc. or its Affiliates and is used by MetLife, Inc. and its Affiliates under license.


                                                                   SUPP-VINLCOM